UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2026

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2026, MetLife, Inc. (the “Company”) issued $1,000,000,000 aggregate principal amount of its 5.850% Fixed-to-Fixed Reset Rate Subordinated Debentures due 2056 (the “Debentures”). The Debentures were issued pursuant to the Indenture, dated as of June 21, 2005 (incorporated by reference to Exhibit 4.41(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010), between the Company and The Bank of New York Mellon Trust Company, N.A., (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”), as supplemented by the Fourteenth Supplemental Indenture, dated as of February 26, 2026, with respect to the Debentures (attached hereto as Exhibit 4.2 and incorporated herein by reference).

The Debentures were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-287370), filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 16, 2025, and a prospectus supplement related to the Debentures dated February 24, 2026 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 8.01.	Other Events

Debentures Issuance

On February 24, 2026, the Company entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of the Debentures, each among the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement.

Copies of the opinion letters of Willkie Farr & Gallagher LLP, relating to (i) the validity of the Debentures and (ii) certain U.S. Federal income tax matters in connection with the Debentures, are attached as Exhibits 5.1 and 8.1 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of February 24, 2026, among the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Pricing Agreement, dated as of February 24, 2026, among the Company and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 21, 2005 between the Company and the Trustee (incorporated by reference to Exhibit 4.41(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010).

4.2	Fourteenth Supplemental Indenture, dated as of February 26, 2026, between the Company and the Trustee.

4.3	Form of Debenture (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the Debentures.

8.1	Tax Opinion of Willkie Farr & Gallagher relating to the Debentures.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1 above).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

Date: February 26, 2026	By:	/s/ John A. Hall
	Name:	John A. Hall
	Title:	Executive Vice President and Treasurer